Exhibit 21.1
SUBSIDIARIES OF AMERESCO, INC.

LEGAL NAME	ENTITY TYPE	JURISDICTION
1277591 ONTARIO Inc.	Corporation	Canada
Ameresco 202 South Blair Solar Inc.	Corporation	Canada
Ameresco Asset Sustainability Group Inc.	Corporation	Canada
Ameresco Canada Inc.	Corporation	Canada
Ameresco CEPEO Solar Inc.	Corporation	Canada
Ameresco Colchester 1 Inc.	Corporation	Canada
Ameresco Consulting Inc.	Corporation	Canada
Ameresco Dufferin Solar Inc.	Corporation	Canada
Ameresco Enertech, Inc.	Corporation	KY
Ameresco Federal Solutions, Inc.	Corporation	TN
Ameresco Finance Solar Inc.	Corporation	Canada
Ameresco GEDSB Solar Inc.	Corporation	Canada
Ameresco Geothermal Inc.	Corporation	Canada
Ameresco HPEDSB Solar Inc.	Corporation	Canada
Ameresco Langstaff Solar Inc.	Corporation	Canada
Ameresco LFG - I, Inc. d/b/a Ameresco Goshen	Corporation	DE
Ameresco Myles Solar Inc.	Corporation	Canada
Ameresco LDCSB Solar Inc.	Corporation	Canada
Ameresco Niagara Solar Inc.	Corporation	Canada
Ameresco Planergy Housing, Inc.	Corporation	DE
Ameresco Puerto Rico, Inc.	Corporation	Commonwealth of Puerto Rico
Ameresco Quantum, Inc.	Corporation	WA
Ameresco Quebec Inc.	Corporation	Quebec
Ameresco Energy and Investment S.A.	Corporation	Greece
Ameresco Select, Inc.	Corporation	MA
Ameresco Servicios Energeticos S.L.	Corporation	Spain
Ameresco Servicos Energiticos Ltda.	Corporation	Brazil
AmerescoSolutions, Inc.	Corporation	NC
Ameresco Southwest, Inc.	Corporation	AZ
Ameresco UW Solar Inc.	Corporation	Canada
Ameresco Wind Power Canada Inc.	Corporation	Canada
Applied Energy Group, Inc.	Corporation	DE
Byrne (Sudbury) Engineering Inc.	Corporation	Canada
EI Fund One, Inc.	Corporation	MA
Energy Investment, Inc.	Corporation	MA
HEC/Tobyhanna Energy Project, Inc.	Corporation	MA
Sierra Energy Company	Corporation	NV
Ameresco/Pacific Energy JV	General Partnership	HI
Ameresco AD Holdings LLC	Limited Liability Company	DE
Ameresco Alternate Fuels LLC	Limited Liability Company	DE
Ameresco Aneval LLC	Limited Liability Company	DE
Ameresco Asset Holdings IV LLC	Limited Liability Company	DE
Ameresco Asset Sustainability Group LLC	Limited Liability Company	DE
Ameresco Butte County LLC	Limited Liability Company	DE
Ameresco Chicopee Energy LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Ameresco Chiquita Energy LLC	Limited Liability Company	DE
Ameresco Concord LLC	Limited Liability Company	DE
Ameresco CT LLC	Limited Liability Company	DE
Ameresco Cumberland LLC	Limited Liability Company	DE
Ameresco Dallas LLC	Limited Liability Company	DE
Ameresco Delaware Energy LLC	Limited Liability Company	DE
Ameresco DMHS LLC	Limited Liability Company	DE
Ameresco DR LLC	Limited Liability Company	DE
Ameresco East Carolina LLC	Limited Liability Company	DE
Ameresco Evansville LLC	Limited Liability Company	DE
Ameresco Foothills LLC	Limited Liability Company	DE
Ameresco Forward LLC	Limited Liability Company	DE
Ameresco Funding I, LLC	Limited Liability Company	DE
Ameresco Funding II, LLC	Limited Liability Company	DE
Ameresco Funding III, LLC	Limited Liability Company	DE
Ameresco Funding IV, LLC	Limited Liability Company	DE
Ameresco Georgia LLC	Limited Liability Company	DE
Ameresco Golden Triangle LLC	Limited Liability Company	DE
Ameresco Greenridge LLC	Limited Liability Company	DE
Ameresco Half Moon Bay LLC	Limited Liability Company	DE
Ameresco Hawaii LLC	Limited Liability Company	DE
Ameresco Huntington Beach, L.L.C.	Limited Liability Company	DE
Ameresco Idaho Wind LLC	Limited Liability Company	DE
Ameresco Intelligent Systems, LLC	Limited Liability Company	DE
Ameresco Janesville LLC	Limited Liability Company	DE
Ameresco Jefferson City LLC	Limited Liability Company	DE
Ameresco Johnson Canyon LLC	Limited Liability Company	DE
Ameresco Keller Canyon LLC	Limited Liability Company	DE
Ameresco Lake Havasu LLC	Limited Liability Company	DE
Ameresco LFG Holdings II LLC	Limited Liability Company	DE
Ameresco LFG Holdings III LLC	Limited Liability Company	DE
Ameresco LFG Holdings LLC	Limited Liability Company	DE
Ameresco McCarty Energy LLC	Limited Liability Company	DE
Ameresco MT Wind, LLC	Limited Liability Company	DE
Ameresco Mt. Olive LLC	Limited Liability Company	DE
Ameresco Navajo LLC	Limited Liability Company	DE
Ameresco Northampton LLC	Limited Liability Company	DE
Ameresco Orbit Clinton LLC	Limited Liability Company	DE
Ameresco Orbit DesMoines WA LLC	Limited Liability Company	DE
Ameresco Orbit Wadesboro LLC	Limited Liability Company	DE
Ameresco Palmetto LLC	Limited Liability Company	DE
Ameresco Pine Bluff LLC	Limited Liability Company	DE
Ameresco Ponce LLC	Limited Liability Company	DE
Ameresco Pontiac LLC	Limited Liability Company	DE
Ameresco Ranchland LLC	Limited Liability Company	DE
Ameresco Renewable LLC	Limited Liability Company	DE
Ameresco Renewable Energy LLC	Limited Liability Company	DE
Ameresco San Antonio LLC	Limited Liability Company	DE
Ameresco San Joaquin LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Ameresco Santa Clara LLC	Limited Liability Company	DE
Ameresco Santa Cruz Energy LLC	Limited Liability Company	DE
Ameresco Skunk Creek LLC	Limited Liability Company	DE
Ameresco Solar - Products LLC	Limited Liability Company	DE
Ameresco Solar - Solutions LLC	Limited Liability Company	DE
Ameresco Solar - Technologies LLC	Limited Liability Company	DE
Ameresco Solar LLC	Limited Liability Company	DE
Ameresco Solar Bridgewater LLC	Limited Liability Company	DE
Ameresco Solar Canton LLC	Limited Liability Company	DE
Ameresco Solar Englewood LLC	Limited Liability Company	DE
Ameresco Solar Fall River LLC	Limited Liability Company	DE
Ameresco Solar Logan LLC	Limited Liability Company	DE
Ameresco Solar Lowell LLC	Limited Liability Company	DE
Ameresco Solar Milton LLC	Limited Liability Company	DE
Ameresco Solar Natick LLC	Limited Liability Company	DE
Ameresco Solar New York LLC	Limited Liability Company	DE
Ameresco Solar Newburyport LLC	Limited Liability Company	DE
Ameresco Solar Power 1 LLC	Limited Liability Company	DE
Ameresco Solar Waltham LLC	Limited Liability Company	DE
Ameresco Solar Worcester LLC	Limited Liability Company	DE
Ameresco Stafford LLC	Limited Liability Company	DE
Ameresco Upper Piedmont LLC	Limited Liability Company	DE
Ameresco Vasco Road LLC	Limited Liability Company	DE
Ameresco Wind New York LLC	Limited Liability Company	DE
Ameresco Woodland Meadows LLC	Limited Liability Company	DE
Ameresco Woodland Meadows Romulus LLC	Limited Liability Company	DE
e.three Custom Energy Solutions, LLC	Limited Liability Company	NV
ERI/HEC EFA-Med, LLC	Limited Liability Company	DE
HEC/CJTS Energy Center LLC	Limited Liability Company	DE
Hui O Aina, LLC	Limited Liability Company	HI
Mount Olive Community Development Fund LLC	Limited Liability Company	DE
SC Tire Processing LLC	Limited Liability Company	DE
Seldera LLC	Limited Liability Company	DE
Solar Revere Phase I LLC	Limited Liability Company	DE
Solar Show Low One LLC	Limited Liability Company	DE
Solar Superior One LLC	Limited Liability Company	DE
Solutions Holdings, LLC	Limited Liability Company	DE
Speen Street Holdings I, LLC	Limited Liability Company	DE
Speen Street Holdings II, LLC	Limited Liability Company	DE
Speen Street Holdings III, LLC	Limited Liability Company	DE
Speen Street Holdings IV, LLC	Limited Liability Company	DE
West Coast MPPA LLC	Limited Liability Company	DE
Westminster Solar One LLC	Limited Liability Company	DE
Ameresco International Holdings B.V.	Private Limited Liability Company	Netherlands
Energy Services Partnership Limited	Private Limited Company	United Kingdom
ESP Response Limited	Private Limited Company	United Kingdom